                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 27, 1997

                          Dean Witter, Discover & Co.
                          ---------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


               Two World Trade Center, New York, New York 10048
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 392-2222
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

        On February 27, 1997, Dean Witter, Discover & Co. (the "Registrant") released financial information with respect to the twelve months ended December 31, 1996. A copy of such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        23.1       Consent of Deloitte & Touche LLP

        99.1 Management's discussion and analysis of financial condition and results of operations and other selected financial data and audited consolidated financial information for the registrant as of December 31, 1996 and 1995 and for the years ended December 31, 1996, 1995 and 1994.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        DEAN WITTER, DISCOVER & CO.
                                        -----------------------------------
                                                (Registrant)

                                        By: /s/ Ronald T. Carman
                                        -----------------------------------
                                            Ronald T. Carman
                                            Senior Vice President


Dated:  February 27, 1997

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                          DEAN WITTER, DISCOVER & CO.





                                   EXHIBITS
                             TO CURRENT REPORT ON
                        FORM 8-K DATED FEBRUARY 27, 1997




                                                  Commission File Number 1-11758

Exhibit No.    Description
-------------  -----------

23.1           Consent of Deloitte & Touche LLP

99.1 Management's discussion and analysis of financial condition and results of operations and other selected financial data and audited consolidated financial information for the registrant as of December 31, 1996 and 1995 and for the years ended December 31, 1996, 1995 and 1994.